EXHIBIT 99.1

Predictive Oncology Engages LifeSci Advisors as Strategic Investor Relations Partner

Comprehensive, multi-faceted IR program to focus on raising awareness of Predictive Oncology and its portfolio of unique, proprietary assets capable of accelerating oncologic drug discovery and enabling drug development

EAGAN, Minn., March 14, 2023 (GLOBE NEWSWIRE) -- Predictive Oncology (Nasdaq: POAI), a science driven company leveraging its proprietary artificial intelligence and machine learning capabilities, extensive biorepository of tumor samples, CLIA laboratory and GMP facility to accelerate oncologic drug discovery and enable drug development, today announced that it has engaged LifeSci Advisors, a leading New York-based investor relations (IR) consultancy serving life science companies, to implement a comprehensive IR program that will include, among other key activities, targeting of and outreach to leading analysts and institutional investors, bank conference targeting, non-deal roadshows, corporate communications, and Key Opinion Leader (KOL) events focused on AI and machine learning-assisted drug discovery.

“Simply put, since assuming the role of CEO last November, I have been blown away by the untapped potential of our assets and capabilities, including our artificial intelligence drug discovery engine, PEDAL™, that we can leverage against our extensive biobank of more than 150,000 tumor samples and 200,000 pathology slides to accelerate and de-risk drug discovery on behalf of academic institution and drug development partners,” stated Raymond F. Vennare, Chief Executive Officer of Predictive Oncology.

“With the global AI-assisted drug development market currently at $1.1 billion and growing at nearly 30% per year, we are indeed in the right place at the right time. I believe the time is now to aggressively raise awareness of our company among influential life sciences analysts, top tier institutional health care investors, and other critical participants in the Wall Street health care ecosystem. LifeSci Advisors is the largest integrated investor relations firm in healthcare and the life sciences with global operations across North America, Europe, and Israel. Given its many case studies demonstrating the success of its programs, and its highly specialized team with experience working with companies across the entire drug development spectrum, I believe LifeSci is the perfect partner for us at this time and I look forward to a mutually successful relationship.”

About Predictive Oncology Inc.
As a science-driven company on the leading edge of oncology drug discovery, Predictive Oncology (NASDAQ: POAI) offers an unrivaled suite of solutions for the biopharma industry. Through the integration of scientific rigor and machine learning, the company has developed the ability to advance molecules into medicine more confidently by introducing human diversity earlier into the discovery process with the pairing of artificial intelligence and the world’s largest privately held biobank of over 150K tumor samples. Predictive Oncology’s solutions additionally include tumor models, biologics development, formulation design, a GMP facility, a CLIA laboratory and substantial scientific domain expertise.

Forward-Looking Statements:
Certain matters discussed in this release contain forward-looking statements. These forward-looking statements reflect our current expectations and projections about future events and are subject to substantial risks, uncertainties and assumptions about our operations and the investments we make. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenue and financial performance, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “would,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Our actual future performance may materially differ from that contemplated by the forward-looking statements as a result of a variety of factors including, among other things, factors discussed under the heading “Risk Factors” in our filings with the SEC. Except as expressly required by law, the Company disclaims any intent or obligation to update these forward-looking statements.

Investor Relations Contact:
Tim McCarthy
LifeSci Advisors, LLC.
tim@lifesciadvisors.com